UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                 August 23, 2005

                               FRESH CHOICE, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                    000-20792                77-0130849
(State or other jurisdiction of   (Commission File No.)       (I.R.S. Employer
         incorporation)                                      Identification No.)

                               485 Cochrane Circle
                              Morgan Hill, CA 95037
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (408) 776-0799


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01 Other Events.

On August 23, 2005, Fresh Choice, Inc., a Delaware corporation ("Fresh Choice" or "our"), filed with the United States Bankruptcy Court for the Northern District of California (the "Bankruptcy Court") its Monthly Operating Report for Debtors-in-Possession and Chapter 11 Trustees for the period ended August 7, 2005 (the "Report").

The Report is attached hereto as Exhibit 99.1.

Cautionary Statement
--------------------

         Fresh Choice cautions readers not to place undue reliance upon the information contained in the Report, which contains unaudited information and is in a format prescribed by bankruptcy law. The Report is not prepared in accordance with generally accepted accounting principles ("GAAP") and does not accurately reflect our condition on a GAAP basis. The report does not reflect any restatement that may be required as a result of the Company determining that its accounting policy relating to accounting for leased properties and leasehold improvements is not in accordance with GAAP. The Report also contains information for periods that may be shorter or otherwise different than those contained in reports filed with the Securities and Exchange Commission (the "SEC") pursuant to the Exchange Act of 1934 (the "Exchange Act"). As such, the statements are not comparable with the consolidated financial statements filed with the SEC. The Report may also be subject to revision. Such information may not be indicative of Fresh Choice's financial condition or operating results and readers are cautioned to refer to our SEC filings.

Safe Harbor Forward-Looking Statements
--------------------------------------

         Certain statements set forth in this current report on Form 8-K or in the Report, including forecasts of future monthly expenditures, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Report, as well as other statements made by Fresh Choice, may contain forward-looking statements that reflect, when made, Fresh Choice's current views with respect to current events and financial performance. Forward-looking statements are denoted by such words as "may," "will," "expect," "believe," "plan" "forecast," "post-petition" and other similar terminology. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Fresh Choice's operations and business environment which may cause the actual results to be materially different from any future results, express or implied, by such forward-looking statements. Fresh Choice undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition to the risks discussed under the heading "Business - Business Risks" in our most recent Form 10-K and Form 10-Q, factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

     o    our ability to continue as a going concern;
     o    our ability to maintain positive comparable-store sales;
     o    our ability to operate restaurants profitably;
     o our ability to obtain vendor or debtor-in-possession financing if needed;
     o our ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time;
     o our ability to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 case;
     o risks associated with third parties seeking to propose and confirm one or more plans of reorganization with respect to the Chapter 11 case;
     o risks associated with the appointment of a Chapter 11 trustee and the ability of the Chapter 11 trustee to successfully manage our day-to-day operations;
     o risks associated with the Chapter 11 trustee or third parties seeking to convert the case to a Chapter 7 case;
     o our ability to obtain and maintain normal terms with vendors and service providers;
     o    our ability to maintain contracts that are critical to our operations;
     o the potential adverse impact of Chapter 11 on our liquidity or results of operations;


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     o    our ability to fund and execute our business plan;
     o our ability to attract, motivate and/or retain key executives and associates; and
     o    our ability to attract and retain customers.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Fresh Choice's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, Fresh Choice urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

         The Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits.

     Exhibit No.                            Description
     -----------                            -----------
       99.1 Fresh Choice, Inc. Monthly Operating Report dated August 23, 2005, for the period ending August 7, 2005.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2005

                               Fresh Choice, Inc.


                               By: /s/ David E. Pertl
                                   ---------------------------------------------
                                    David E. Pertl
                                    Executive Vice President and Chief Financial
                                    Officer

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